Exhibit 10.9

THIRD AMENDMENT TO PROMISSORY NOTE

THIS THIRD AMENDMENT TO PROMISSORY NOTE (this "Amendment") is made as of April 30, 2018 (the "Amendment Date") by and between QC Property Holdings, LLC, a Georgia limited liability company (“Borrower”), and Congressional Bank, a Maryland chartered commercial bank, and its successors and assigns (collectively, “Lender”), as successor in interest to Housing & Healthcare Funding, LLC, a Delaware limited liability company.

R E C I T A L S:

A.  Pursuant to the terms and conditions of that certain Loan and Security Agreement dated as of September 27, 2013, as amended by that certain First Amendment to Loan and Security Agreement, Consent and Release dated December 31, 2015, as further amended by that certain Second Amendment to Loan and Security Agreement dated September 19, 2016, as further amended by that certain Third Amendment to Loan and Security Agreement dated May 12, 2017, as further amended by that certain Fourth Amendment to Loan and Security Agreement dated August 10, 2017, as further amended by that certain Fifth Amendment to Loan and Security Agreement dated December 29, 2017 and as further amended by that certain Sixth Amendment to Loan and Security Agreement dated March 2, 2018  (as may be further amended, restated or replaced from time to time, collectively, the “Loan Agreement”) between Borrower and Lender, Lender has extended to Borrower a loan in the original principal amount of Five Million and no/100 Dollars ($5,000,000.00) (the “Loan”).  Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

B.  The Loan is evidenced by that certain Promissory Note dated as of September 27, 2013, as amended by that certain First Amendment to Promissory Note dated September 19, 2016 and by that certain Second Amendment to Promissory Note dated March 2, 2018, made by Borrower payable to the order of Lender in the maximum principal amount of Five Million and no/100 Dollars ($5,000,000.00) (as may be further amended, restated and/or replaced from time to time, collectively, the "Note").

C.  The Loan is secured by a Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of September 27, 2013 by Borrower to and for the benefit of Lender (as amended, restated and/or replaced from time to time, the "Mortgage").

D. The Loan Agreement, the Note, the Mortgage, and any other document now or hereafter given to evidence or secure payment of the Note or delivered to induce Lender to disburse the proceeds of the Loan, as such documents may hereafter be amended, restated and/or replaced from time to time, are hereinafter collectively referred to as the "Loan Documents".

E. Borrower and Lender desire to amend the Loan Documents to make certain modifications, as more fully provided for herein.

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Quail Creek

Third Amendment to Promissory  Note

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Exhibit 10.9

AGREEMENTS:

NOW, THEREFORE, in consideration of (i) the facts set forth hereinabove (which are hereby incorporated into and made a part of this Agreement) and (ii) for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.Amendments to Note.  The Note is hereby amended as follows:

(a) Section 1 is hereby amended by replacing the phrase “April 30, 2018” with “May 31, 2018,” provided, however that upon satisfaction of all Extension Conditions (as defined in the Loan Agreement), the phrase May 31, 2018 will automatically be replaced by April 30, 2019.

(b) Section 3.1 of the Note is hereby deleted in its entirety and replaced by the following:

(a)Consecutive monthly payments of principal and interest accrued on the outstanding principal balance of the Loan in the amount of Fifty Thousand and No/100 Dollars ($50,000.00) commencing on June 1, 2018, and on the first (1st) day of each month thereafter, through and including the month in which the Maturity Date occurs, shall be due and payable.

(b)The unpaid principal balance of this Note, if not sooner paid or declared to be due in accordance with the terms hereof, together with all accrued and unpaid interest thereon and any other amounts due and payable hereunder or under any other Loan Document, shall be due and payable in full on the Maturity Date.

2.The Note shall continue to bear interest on the unpaid principal amount thereof from time to time outstanding from the date of first disbursement until the Maturity Date, or until maturity due to acceleration or otherwise and, after maturity, until paid, at the rates per annum and upon the terms specified in the Loan Agreement.

3.The Borrower certifies and warrants that the Note, as amended hereby, constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

4.This Amendment shall be attached to and made a part of the Note.

5.All other terms, provisions and conditions of the Note, as modified hereby, are hereby confirmed, ratified and approved. Upon the effectiveness of this Amendment, each reference in the Note to “this Note”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Note, as modified by this Amendment.

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{1140/028/00277821.2}

Quail Creek

Third Amendment to Promissory  Note

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IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Promissory Note dated as of the day and year first above written.

LENDER:		BORROWER:

CONGRESSIONAL BANK,		QC PROPERTY HOLDINGS, LLC,
a Maryland chartered commercial bank		a Georgia limited liability company

By:	/s/ Amy Heller	By:
Name:	Amy Heller	Name:	E. Clinton Cain
Its:	Authorized Signatory	Its:	Manager

Quail Creek

Third Amendment to Promissory  Note

Signature Page

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Promissory Note dated as of the day and year first above written.

LENDER:		BORROWER:

CONGRESSIONAL BANK,		QC PROPERTY HOLDINGS, LLC,
a Maryland chartered commercial bank		a Georgia limited liability company

By:		By:	/s/ E. Clinton Cain
Name:	James H. Peterson	Name:	E. Clinton Cain
Its:	Authorized Signatory	Its:	Manager

Quail Creek

Third Amendment to Promissory  Note

Signature Page